UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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DWS MARKET TRUST
(Name of Registrant as Specified in Its Charter)

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-

Deutsche Asset
& Wealth Management                                                                                                           [Logo]

DWS Diversified Market Neutral Fund
(formerly, DWS Disciplined Market Neutral Fund)

October 9, 2013

Dear Shareholder,

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  Effective July 19, 2013, each of Pyramis Global Advisors, LLC (“Pyramis”) and Henderson Alternative Investment Advisor Limited (“Henderson”) was appointed to serve as an investment sub-adviser to your Fund pursuant to sub-advisory agreements between (1) Deutsche Investment Management Americas Inc. (“DIMA”) and Pyramis (the “Pyramis Sub-Advisory Agreement”) and (2) DIMA and Henderson (the “Henderson Sub-Advisory Agreement,” and, together with the Pyramis Sub-Advisory Agreement, the “New Sub-Advisory Agreements”).  While shareholder approval of the New Sub-Advisory Agreements is not required, the enclosed document is intended to provide you with detailed information about Pyramis, Henderson and the New Sub-Advisory Agreements and about the reasons for the Board’s approval of the new sub-advisory relationships.

Under the New Sub-Advisory Agreements, DIMA has delegated to each of Pyramis and Henderson the responsibility to make investment decisions and buy and sell securities with respect to a portion of the investment portfolio of DWS Diversified Market Neutral Fund (the “Fund”).  The management fees paid by the Fund will not change as a result of the new sub-advisory relationships.

If you have questions about the New Sub-Advisory Agreements, please feel free to call us at 800-728-3337.  Thank you for your continued support of Deutsche Asset & Wealth Management.

DDMNF-SH-LTR

DWS Market Trust
DWS Diversified Market Neutral Fund
(formerly, DWS Disciplined Market Neutral Fund)

345 Park Avenue, New York, New York 10154

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of DWS Diversified Market Neutral Fund, a series of DWS Market Trust (the “Fund”).

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order granted to the Fund and Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”).  The Exemptive Order permits the Adviser, subject to Board approval, to select sub-advisers to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisers, each without obtaining shareholder approval.  Under the conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about a new sub-adviser within ninety (90) days of the hiring of the new sub-adviser.

Effective July 19, 2013, each of Pyramis Global Advisors, LLC (“Pyramis”) and Henderson Alternative Investment Advisor Limited (“Henderson” and, together with Pyramis, the “Sub-Advisers”) was appointed to serve as an investment sub-adviser to your Fund pursuant to sub-advisory agreements between (1) DIMA and Pyramis (the “Pyramis Sub-Advisory Agreement”) and (2) DIMA and Henderson (the “Henderson Sub-Advisory Agreement,” and, together with the Pyramis Sub-Advisory Agreement, the “New Sub-Advisory Agreements”).  DIMA, Pyramis and Henderson each manage a portion of the Fund’s investment portfolio.

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about Pyramis and Henderson.  A Notice of Internet Availability of the Information Statement is being mailed on or about October 10, 2013 to Fund shareholders of record as of September 26, 2013.  The number of shares issued and outstanding for each class of the Fund as of September 26, 2013 is set forth in Exhibit H to this Information Statement.   On matters submitted for shareholder vote, each shareholder is entitled to one vote per full share held and fractional votes for fractional shares held.  However, as noted above, you are not requested to send us a proxy in connection with this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund listed above.  In addition, for simplicity, actions may be described in this Information Statement as being taken by the Fund, which is a series of DWS Market Trust, a Massachusetts business trust (the “Trust”), although all actions actually are taken by the Trust on behalf of the Fund.  The term “Board,” as used herein, refers to the board of trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust.  The term “Independent Board Member” means a Board Member who is not an interested person of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Information Statement will be available at https://www.dws-investments.com/EN/resources/for-investors.jsp and will remain available until at least January 10, 2014.

BACKGROUND

General.  At a meeting held on May 15, 2013, your Fund’s Board, including the Independent Board Members, approved the appointment of Pyramis and Henderson as sub-advisers to the Fund and the terms of the New Sub-Advisory Agreements, to become effective on July 19, 2013.  The Sub-Advisers were appointed, and the previous sub-advisory relationship with QS Investors, LLC (“QSI”) was terminated, as part of a transition to a multi-manager approach for the Fund.

The form of the Pyramis Sub-Advisory Agreement is attached hereto as Exhibit A and the form of the Henderson Sub-Advisory Agreement is attached hereto as Exhibit B.  A description of the New Sub-Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit A or Exhibit B, as applicable.

Under the New Sub-Advisory Agreements, DIMA has delegated to each of Pyramis and Henderson the responsibility to make investment decisions and buy and sell securities for a portion of the Fund’s assets.  DIMA also manages a portion of the Fund’s assets directly.  Information about investment personnel responsible for the portfolio management of the Fund is provided in Exhibit C.

Implementation of the New Sub-Advisory Agreements did not affect the management fee rate paid by the Fund to DIMA.  Under the New Sub-Advisory Agreements, DIMA is responsible for paying Pyramis and Henderson sub-advisory fees out of the management fee received by DIMA.  Further information about the advisory and sub-advisory fee rates payable, and aggregate amounts paid, is set forth in Exhibit E.

The New Sub-Advisory Agreements for the Fund, as approved by the Board, will continue in effect until September 30, 2014, and will continue from year to year thereafter, subject to annual approval by the Fund’s Board or by a vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund, and also, in either event, approval by a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval.

A discussion of the Board’s considerations of the Fund’s investment sub-advisory arrangements is provided below. (See “Board Consideration of the New Sub-Advisory Agreements,” below.)

Description of the New Sub-Advisory Agreements. Effective July 19, 2013, Pyramis and Henderson each serves as sub-adviser to the Fund under the respective New Sub-Advisory Agreement. Under the New Sub-Advisory Agreements, each of Pyramis and Henderson manage the securities and other assets of the Fund entrusted to it by DIMA, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information.  DIMA is responsible for supervising and overseeing the performance of the sub-advisers’ duties under the New Sub-Advisory Agreements.

The sub-advisory fees payable under the New Sub-Advisory Agreements are paid by DIMA, not the Fund. Under the New Sub-Advisory Agreements, Pyramis and Henderson are paid by DIMA at negotiated rates.

The New Sub-Advisory Agreements provide that Pyramis and Henderson shall not be liable for any loss sustained by the Fund due to a mistake of law or error of judgment by Pyramis or Henderson or the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of either Sub-Adviser, whether the recommendation is based upon the Sub-Adviser’s own investigation and research, or upon the investigation and research of any other individual, firm or corporation, if such recommendation was made, or such other individual, firm or corporation was selected, with due care and in good faith.  However, Pyramis and Henderson would still be subject to liability for (a) causing the Fund to be in violation of any federal or state law, rule or regulation, or an investment policy or restriction in the Fund’s prospectus or statement of additional information, or any written guidelines, policy or instructions provided by the Fund’s Board or DIMA or (b) willful misfeasance, bad faith or gross negligence in the performance of their duties or reckless disregard of their obligations and duties under the New Sub-Advisory Agreements.

The New Sub-Advisory Agreements will remain effective until terminated or not annually approved in the manner described in the 1940 Act. The New Sub-Advisory Agreements may be terminated without penalty (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and the affected sub-adviser, (b) by DIMA on sixty (60) days’ written notice to Pyramis or Henderson, or (c) by Pyramis or Henderson upon ninety (90) days’ written notice to DIMA.  Each New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the Trust and DIMA on behalf of the Fund (the “Investment Management Agreement”). In addition, DIMA may terminate either New Sub-Advisory Agreement upon immediate notice if either Pyramis or Henderson becomes statutorily disqualified from performing its duties under its New Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

Board Consideration of the New Sub-Advisory Agreements.  The Board, including the Independent Board Members, approved the New Sub-Advisory Agreements at an in-person meeting in May 2013.

In terms of the process that the Board followed prior to approving the New Sub-Advisory Agreements, shareholders should know that:

•	In May 2013, all but one of the Fund’s Board Members were independent of DIMA and its affiliates.

•
The Board considered that DIMA and the Fund have received the Exemptive Order from the SEC permitting DIMA, subject to the approval of the Board, to select sub-advisers that are not affiliates of DIMA to manage all or a portion of the Fund's assets without obtaining shareholder approval.

•	Over the course of several meetings, the Board engaged in a comprehensive review of the operational, financial and investment capabilities of each of Pyramis and Henderson.

In connection with its review of the New Sub-Advisory Agreements, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.  The Board considered the terms of the New Sub-Advisory Agreements, including the scope of sub-advisory services to be provided under the New Sub-Advisory Agreements.  The Board reviewed information regarding the experience and skill of each Sub-Adviser’s investment personnel, the resources made available to such personnel and the organizational depth and stability of such Sub-Adviser.  The Board also reviewed information regarding each Sub-Adviser’s investment process and performance managing accounts with investment strategies similar to the strategies to be implemented on behalf of the Fund.  The Board also considered that DIMA would provide ongoing oversight of each Sub-Adviser’s services to the Fund, including monitoring each Sub-Adviser’s investment activities and performance.  Finally, the Board considered DIMA’s recommendation that each Sub-Adviser be engaged as a sub-adviser to the Fund.

The Board concluded that the nature, quality and extent of services to be provided by each Sub-Adviser are expected to be satisfactory.

Fees and Expenses.  The Board considered the proposed fee schedule for each Sub-Adviser. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund’s total operating expenses.  The Board also considered the sub-advisory fee rate proposed to be charged by each Sub-Adviser with respect to the Fund as compared to fees charged by the relevant Sub-Adviser for similar client accounts.

On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by each Sub-Adviser.

Profitability.  The Board did not consider the estimated profitability of the Sub-Advisers with respect to the Fund. The Board noted that DIMA will pay each Sub-Adviser’s fee out of its management fee, and its understanding that the Fund’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund’s Investment Management Agreement.  As noted above, the Board considered that DIMA will pay each Sub-Adviser’s fee out of its management fee, and its understanding that the Fund’s sub-advisory fee schedules were the product of an arm’s length negotiation with DIMA.

Other Benefits to Pyramis and Henderson and Their Affiliates.  The Board considered the possibility that each Sub-Adviser and its respective affiliates could derive indirect benefits as a result of the sub-advisory relationship.  In particular, the Board considered potential benefits to the Sub-Advisers related to brokerage and soft-dollar allocations, including, in the case of Pyramis, allocating brokerage to pay for research generated by parties other than the executing broker dealers.  The Board also considered the incidental public relations benefits to the Sub-Advisers related to DWS Funds advertising. The Board concluded that the proposed sub-advisory fees were reasonable in light of these potential fallout benefits.

Compliance.  The Board considered each Sub-Adviser’s compliance program and resources. The Board also considered that DIMA would oversee each Sub-Adviser’s compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of each New Sub-Advisory Agreement was in the best interests of the Fund.  In making this determination the Board did not give particular weight to any single factor identified above.  The Board considered these factors over the course of several meetings, certain of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the New Sub-Advisory Agreements.

Terms of the Prior Sub-Advisory Agreement.  Prior to July 19, 2013, QSI served as sub-adviser to the Fund.  QSI was appointed to serve as sub-adviser to the Fund, effective August 1, 2010, pursuant to a sub-advisory agreement between DIMA and QSI (the “QSI Sub-Advisory Agreement”).  Under the QSI Sub-Advisory Agreement, DIMA delegated to QSI the responsibility to make investment decisions and buy and sell securities for the Fund in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information and investment guidelines.  DIMA was responsible for supervising and overseeing QSI’s performance of its duties under the QSI Sub-Advisory Agreement.  Compensation to QSI was determined based on the net investment management fee received by DIMA, and such compensation was paid by DIMA, not the Fund.  If the net investment management fee that DIMA received from the Fund was greater than an annual rate of 0.75% of average daily net assets of the Fund, then DIMA would pay QSI compensation at an annual rate of 0.45% of average daily net assets.  If the net investment manage fee received by DIMA was equal to or below an annual rate of 0.75% of average daily net assets of the Fund, DIMA would pay QSI compensation equal to 60% of the net investment management fee received by DIMA from the Fund.

The QSI Sub-Advisory Agreement was initially approved by the Board on May 4, 2010 and was last approved by the Board on September 7, 2012.  Pursuant to the terms of the Exemptive Order, the QSI Sub-Advisory Agreement was not required to be submitted for shareholder approval.  With the exception of the contractual fee rates for the sub-advisers, the terms of the New Sub-Advisory Agreements are materially similar to the terms of the QSI Sub-Advisory Agreement.

Information about Pyramis Global Advisors, LLC (“Pyramis”).  Pyramis, an investment adviser registered with the SEC, is an investment management firm providing advisory and sub-advisory services to institutional clients.  Pyramis’ clients are generally institutional accounts, including non-U.S. investment funds, U.S. mutual funds or privately-offered unregistered investment funds.  Pyramis may also sub-advise funds or accounts for affiliated advisers and unaffiliated advisers.

Pyramis, with its principal place of business at 900 Salem Street, Smithfield, Rhode Island 02917, has been in business since 2006.  Pyramis is a Fidelity Investments company, and is wholly owned by Pyramis Global Advisors Holdings Corp., 82 Devonshire Street, Boston, MA 02109.  Pyramis Global Advisors Holdings Corp. is, in turn, wholly-owned by FMR LLC.  Pyramis managed over $37 billion in assets as of May 31, 2013.

Pyramis does not currently provide sub-advisory services to other registered investment companies with similar investment objectives to the Fund.

The principal occupations of each director and principal executive officer of Pyramis are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at Pyramis is 900 Salem Street, Smithfield, Rhode Island 02917.  No Board Members or officers of the Fund are employees, officers, directors or shareholders of Pyramis.

Name                                              Position with Pyramis                                            Principal Occupation
Michael Jones	President, Chief Executive Officer, Chairman, Director, Executive Chairman	President and CEO of Pyramis
Derek L. Young	Vice Chairman, President – Global Asset Allocation	President of Global Asset Allocation and Vice Chairman of Pyramis
Young Chin	Director, Chief Investment Officer	Chief Investment Officer of Pyramis
Douglas Moore	Director, Chief Financial Officer	Chief Financial Officer of Pyramis
Michael Palermo	Director, Senior Vice President – Relationship Management	Head of Relationship Management at Pyramis
Maureen Fitzgerald	Director, Senior Vice President – North American Institutional Distribution	Head of North American Institutional Distribution at Pyramis
Joseph Nedder	Director, Chief Operating Officer	Chief Operating Officer of Pyramis
Ronald O’Hanley	President – Asset Management and Corporate Services	President of Asset Management and Corporate Services at Pyramis
Linda Wondrack	Chief Compliance Officer	Executive Vice President and Head of Asset Management Compliance for Fidelity Investments
Michael Whitaker	Senior Vice President, Compliance Officer	Senior Vice President, Asset Management Compliance at Pyramis
Sian Burgess	Canada Compliance Officer	Senior Vice President, Deputy General Counsel and Chief Compliance Officer, Fidelity Investments Canada

Information about Henderson Alternative Investment Advisor Limited (“Henderson”).  Henderson, an investment adviser registered with the SEC, is an investment management firm providing investment advisory and sub-advisory services to investment companies and hedge funds as well as separate accounts.

Henderson, located at 201 Bishopsgate, London, United Kingdom EC2M 3AE, has been in business since 1969 and is a wholly-owned subsidiary of Henderson Group PLC, 201 Bishopsgate, London, United Kingdom EC2M 3AE.  Henderson managed over $4 billion in assets as of December 31, 2012.

Henderson does not currently provide sub-advisory services to other registered investment companies with similar investment objectives to the Fund.

The principal occupations of each director and principal executive officer of Henderson are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at Henderson is 201 Bishopsgate, London, United Kingdom EC2M 3AE.  No Board Members or officers of the Fund are employees, officers, directors or shareholders of Henderson.

Name                                              Position with Henderson                                            Principal Occupation
Richard McNamara	Head of Group Finance	Head of Group Finance, Henderson
Paul Graham	Director, Global Head of Hedge Funds	Global Head of Hedge Funds, Henderson
Yinka Osindero	Chief Compliance Officer	Chief Compliance Officer, Henderson
Lesley Cairney	Director, Group Chief Operating Officer	Group Chief Operating Officer, Henderson
David Elms	Director, Head of Multi Strategy	Head of Multi Strategy, Henderson

Investment Adviser.  Pursuant to the Investment Management Agreement, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the investment adviser for the Fund.  The Investment Management Agreement between DIMA and the Trust, on behalf of the Fund, was last approved by the Board, including a majority of the Independent Board Members, on September 6, 2013.  The Fund was reorganized as a series of the Trust on December 1, 2011, and the Investment Management Agreement between DIMA and the Trust on behalf of the Fund was approved by the sole shareholder on December 1, 2011.

Under the supervision of the Board, DIMA makes the Fund’s investment decisions, buys and sells securities for the Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-adviser, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. The address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Christopher Burns	Director and Chief Operating Officer	Director, Deutsche Asset & Wealth Management and Chief Operating Officer of DIMA
Michael J. Woods	Director, President and Chief Executive Officer	Managing Director, Deutsche Asset & Wealth Management; Head of the Americas Asset Management Business for Deutsche Bank and Chief Executive Officer of DWS Investments
Cynthia Nestle	Director	Managing Director, Deutsche Asset & Wealth Management and Chief Operating Officer of Active Investment Management for Deutsche Asset & Wealth Management
Christine Rosner	Director	Managing Director and Global Head of Resource Management for Deutsche Asset & Wealth Management
Bennett MacDougall	Secretary and Chief Legal Officer	Director, Deutsche Asset & Wealth Management
Nancy Tanzil	Chief Financial Officer and Treasurer	Director, Deutsche Asset & Wealth Management
Robert A. Kloby	Chief Compliance Officer	Managing Director, Deutsche Asset & Wealth Management and Chief Compliance Officer for DWS Funds
Anjie LaRocca	Assistant Secretary	Vice President, Deutsche Asset & Wealth Management

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit D sets forth the positions held by the officers of the Fund with DIMA or its affiliates.  One Fund officer is also a Board Member of the Fund.

Exhibit F sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including fees paid to “Affiliated Brokers.”

No officer or Board Member of the Fund is a director, officer or employee of Pyramis or Henderson.  No officer or Board Member of the Fund has any material direct or indirect interest in either Sub-Adviser.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members.  The Investment Management Agreement may be terminated at any time upon 60 days’ notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amount paid, by the Fund under the Investment Management Agreement is set forth in Exhibit E.  Exhibit E was calculated based on the Fund’s most recent fiscal year.

DIMA also serves as the administrator for the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities.  These services will continue to be provided by DIMA. Information regarding the administrative services fees payable by the Fund under its Administrative Services Agreement is set forth in Exhibit G.  Exhibit G was calculated based on the Fund’s most recent fiscal year.

ADDITIONAL INFORMATION

Share Ownership. Exhibit I to this Information Statement sets forth information as of September 26, 2013 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of each class of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for the Fund is DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Contact for further information.  For further information concerning the New Sub-Advisory Agreements, please contact your Fund at 800-728-3337.

The most recent Annual Report of the Fund, containing audited financial statements for the Fund’s fiscal year (the “Report”), previously has been furnished to the Fund’s shareholders.  An additional copy of the Report or of the most recent Semi-Annual Report, if applicable, will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154 or by calling 1-800-728-3337.  Reports are also available on the DWS website at www.dws-investments.com or at the website of the SEC at www.sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household.  If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial adviser or call 1-800-728-3337.

EXHIBIT A

Form of Pyramis Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ____ day of July, 2013, between Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) and Pyramis Global Advisors, LLC (the “Sub-Adviser”).

WHEREAS, DWS Market Trust, a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated May 1, 2008, (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment adviser to DWS Diversified Market Neutral Fund (the “Fund”), which is a series of the Trust, and provides certain management services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Duties of the Sub-Adviser.  Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage that portion of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)
In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus as it relates to the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.  With respect to any such instructions and directions, the Sub-Adviser may request that such instructions and directions be made in writing.

(b)
The Sub-Adviser shall determine the Assets to be purchased, retained or sold by the Fund and what portion of the Assets will be invested or held uninvested in cash.  The Sub-Adviser will place orders with or through such persons, brokers or dealers as the Sub-Adviser may select to carry out the policy with respect to brokerage set forth in the Trust’s registration statements and the Fund’s prospectus, in conformity with the federal securities laws.  In addition, the Board of Trustees or the Adviser may reasonably direct the Sub-Adviser to place orders with a particular counterparty in writing from time to time, in accordance with the Sub-Adviser’s policies and procedures, in conformity with the federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution.  In seeking to obtain best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission and the value of research and investment information provided by the brokers or dealers, if any, and any other relevant factors, as described more fully in the Sub-Adviser’s Form ADV, both for the specific transaction and on a continuing basis.  In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any reasonable written instructions and directions of the Adviser and the Board of Trustees, and in accordance with the Trust’s policies and the Sub-Adviser’s policies, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).   In accordance with Section 28(e), the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser.  In no instance, however, will the Fund’s Assets knowingly be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act approved by the Adviser and the Board of Trustees.  The Adviser shall maintain and provide to the Sub-Adviser an updated list of such parties from time to time. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust (each a “Sub-Advised Fund”).  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations and in accordance with its policies and procedures as described in the Sub-Adviser’s Form ADV, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients and in accordance with its policies.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account.  In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time of which the Sub-Adviser is advised in writing, the

Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected. The Adviser shall maintain and provide to the Sub-Adviser an updated list of such securities and broker-dealers from time to time. The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

The Sub-Adviser will execute FX transactions for the Fund in accordance with the Adviser’s standard FX policies and procedures.

The Adviser understands that the value of investments made for the Fund may increase as well as decrease, is not guaranteed and past performance is no guarantee of future results.  The Sub-Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund or the performance of the Fund relative to any standard or index, including other clients of the Sub-Adviser.  The Adviser acknowledges that the Fund is designed for the described investment objective and is not intended as a complete investment program and also understands that investment decisions made on behalf of the Fund by the Sub-Adviser are subject to various market and business risks.

(c)
The Sub-Adviser shall maintain and keep all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust.  The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall maintain and keep the books and records relating to the Assets required to be maintained and kept by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and (while it may retain copies thereof) shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).  The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)
The Sub-Adviser will also make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees on reasonable due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.  In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.  From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request.  In addition, the Sub-Adviser shall provide assistance to facilitate the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures of which the Sub-Adviser is advised in writing.  The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Trust’s officers and Trustees and provide such information to the Adviser as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)
The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.  The Sub-Adviser shall also provide the Adviser with such information upon the written request of the Adviser.  The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser.  The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance in writing of any reports and documents which are necessary to comply with the legal requirements of the Fund.  The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in writing in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such qualified custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same.  The Sub-Adviser shall not hold, or have custody, as such term is defined in Rule 206(4)-2 of the Advisers Act, of any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)
In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser.  If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)
The Sub-Adviser shall be responsible for corporate action elections.  The Sub-Adviser shall not be responsible for voting proxies received with respect to securities held by the Fund. Under no circumstances, will the Sub-Adviser be responsible or held liable for any acts or omissions to act by the Adviser or the Fund or its proxy voting agent in connection with proxy voting.  The Sub-Adviser will forward all proxy and related shareholder communications materials upon receipt to the Adviser or such other third party as instructed by the Adviser.

The Sub-Adviser shall not advise or take any action on behalf of the Fund or the Adviser in any legal proceedings, including bankruptcies or class actions, involving securities that are within the Assets, but may provide reasonable assistance to the Fund in connection with such actions, if so requested by the Fund.  The Sub-Adviser will forward all proof of claim forms and related materials to the Fund’s Custodian or the Adviser upon receipt.  The Sub-Adviser will not be liable for failure to file such forms.

(i)	The Sub-Adviser is authorized to engage affiliates to provide back and/or mid office support, including administrative services related to the Sub-Adviser’s duties under this Agreement.

2.
Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions of the Board of Trustees of the Fund, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

The Adviser has appointed the Sub-Adviser as investment manager to a Covered Investment Pool, as the term is defined in Advisers Act Rule 206(4)-5, in which Government Entities are invested or may invest.  The Adviser agrees to provide to the

Sub-Adviser, on a quarterly basis or as otherwise required by Rule 206(4)-5, a list of such Government Entities invested in the Fund. The Sub-Adviser shall keep the records confidential and shall use them only for the purpose of complying with its obligations under Rule 206 (4)-5 and for no other purpose.

3.	Delivery of Documents.

(a)	The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(i)	The Trust’s Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)	By-Laws of the Trust; and

(iii)	Prospectus of the Fund.

The Adviser agrees to promptly provide the Sub-Adviser with copies of any changes, amendments, modifications or supplements to the above documents or any other document relating to the Sub-Adviser’s services hereunder.

(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents, as applicable:

(i)	The Sub-Adviser’s most recent audited financial statements;

(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)	A list of public companies that are affiliated persons, or affiliated persons of affiliated persons of the Sub-Adviser;

(iv)	The Sub-Adviser’s Form ADV (at least 48 hours prior to the Agreement becoming effective); and

(v)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

The Sub-Adviser agrees to provide the Adviser with copies of any material changes, amendments, modifications or supplements to the above documents.

4.           Certain Representations and Warranties of the Sub-Adviser.

(a)
The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement.  The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)
The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Fund’s assets it will use all reasonable efforts to adhere to the Fund’s investment objectives, policies and restrictions contained therein.

(c)	The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The

Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)
The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity).  The Sub-Adviser agrees to promptly notify the Adviser if, to the best of the Sub-Adviser’s knowledge, it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

(e)
The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act.  The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications, in a format mutually agreed upon, with respect thereto. The Sub-Adviser agrees to reasonably cooperate with the Fund’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.           Compliance.

(a)
The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Fund’s assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)
The Adviser agrees that it (to the extent not prohibited by applicable law or regulation) shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)
The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser, including SEC inspection reports.

(d)	The Trust and the Adviser shall be given reasonable access to any records pertaining to the Fund at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund.  The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.  The Sub-Adviser shall disclose (i) any and all violations, regardless of materiality, with respect to the Fund of the Sub-Adviser’s code of ethics by supervised persons of the Sub-Adviser, (ii) the function of such person(s), and (iii) such person(s) involvement (if any) in the provision of services by the Sub-Adviser to the Fund pursuant to this Agreement.  The parties acknowledge that the Sub-Adviser has obligations of confidentiality with respect to its clients and employees and nothing in this Agreement shall require the Sub-Adviser to act in violation or contravention thereof.

6.           Compensation to the Sub-Adviser.

(a)
For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement.  The fee will be computed daily based on the average daily net assets of the Fund managed by the Sub-Adviser pursuant to this Agreement and will be paid to the Sub-Adviser monthly.  Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

(b)
For purposes of this Section 6 and Appendix A, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.
Expenses.  The Sub-Adviser shall bear all expenses (excluding brokerage and other transaction costs, margin and interest expenses, borrowing charges on securities sold short (including dividends on borrowed securities), custodian fees, auditors’ fees or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement.  The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and the Fund’s pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations.  All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8.
Standard of Care and Liability of Sub-Adviser.  The Sub-Adviser will not be liable for any loss sustained by reason of a mistake of law or error of judgment by the Sub-Adviser or the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of:  (a) the Sub-Adviser’s causing the Fund to be in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement (such conduct set out in clauses (a) and (b) under this Section 8, “Disqualifying Conduct”).

The Sub-Adviser will have no responsibility with respect to any assets of the Fund other than those allocated to the Sub-Adviser and will not be responsible for any consequential and indirect damages or any loss incurred by reason of any act or omission of any broker or dealer, the custodian or any other third party or authorized representative with respect to the Fund.  The Sub-Adviser will have no responsibility for any loss resulting from anything done or omitted to be done in good faith reliance on any written instructions from the Adviser or any authorized representative thereof, and the Adviser agrees to indemnify the Sub-Adviser and hold it harmless from any losses or liabilities from the Sub-Adviser acting in good faith on the basis of such instructions.

9.           Disclosure Regarding the Sub-Adviser.

(a)
The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Trust’s registration statement, prospectus and supplements thereto and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)
The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser contained in the Trust’s registration statement, prospectus or supplements thereto that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any corporate reorganization or change in control in the Sub-Adviser, including any change in key employees material to the Fund, such as the portfolio manager.

10.
Insurance.  The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a fidelity bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

11.           Duration and Termination.

(a)
This Agreement shall remain in full force until September 30, 2014 or terminated as hereinafter provided.  Notwithstanding the foregoing, this Agreement shall continue in force from year to year thereafter only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act.

(b)
This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement.  In addition, the Adviser has the right to terminate this Agreement immediately upon notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)
If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)
This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser as follows: the Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser, and the Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

(e)	The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.           Confidentiality.

(a)
Each party agrees that it shall hold in strict confidence all data and information obtained from the other party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this confidentiality clause) other than in relation to its affiliates and any other party performing functions for the Fund and such party shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of such party’s counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)
The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time.  The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)
Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)
Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement.  This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.
Non-Exclusivity.  The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

14.           Use of Names.

(a)
The Sub-Adviser acknowledges and agrees that the name DWS (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name DWS, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to DWS, the Fund or the Trust name, or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.

(b)
The Adviser acknowledges and agrees that the name Pyramis Global Advisors (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Sub-Adviser and its affiliates; that the Sub-Adviser and its affiliates have the right to use such name, abbreviations and logos; and that the Adviser shall use the name Pyramis Global Advisors, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. The Sub-Adviser hereby consents to the use of its name in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.

15.	Indemnifications.

(a)
The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser that fails to meet the standard of care set out in Section 8 of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this Section 15(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Trust’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties.

The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise.  The Sub-Adviser’s agreements in this Section 15(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, directors, officers, employees and agents.  The Sub-Adviser’s agreement in this Section 15(a) shall also extend to any of the Trust’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, trustees/directors, officers, employees or agents.

(b)
The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 15(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s Disqualifying Conduct.  The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise.  The Adviser’s agreements in this Section 15(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, trustees/directors, officers, employees and agents.  The Adviser’s agreements in this Section 15(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, trustees/directors, officers, employees or agents.

(c)
Promptly after receipt by a party indemnified under Section 15(a) or 15(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought (a “Proceeding”), such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party.  In case any Proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of any Proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.  Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in any Proceeding, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such Proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall  have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such Proceeding or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof.  Regardless of whether or not the indemnifying party shall have assumed the defense of any Proceeding, the indemnified party shall not settle or compromise the Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld, and the indemnifying party shall not settle or compromise any Proceeding without the prior written consent of the indemnified party, which shall not be unreasonably withheld.

16.
Governing Law.  This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17.
Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.
Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Mr. Bennett MacDougall
Chief Legal Officer
Deutsche Investment Management Americas Inc.
60 Wall Street
New York, NY 10005

and with a copy (which shall not constitute notice) to:

John Millette
Deutsche Investment Management Americas Inc.
One Beacon Street
Boston, MA 02108

To the Sub-Adviser at:

Pyramis Global Advisors, LLC
900 Salem Street
 Smithfield, RI, 02917
 Mail Zone OT3N1
 Client Services
 Attention:  Michael P. Palermo
 Phone: (401) 292-4213
 Fax:     (401) 292-0730

The parties acknowledge their consent to electronic delivery, including via email or facsimile, of any documents or materials required and/or provided under this Agreement.  The parties may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the other parties.

19.
Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the SEC issued pursuant to the 1940 Act or by an written guidance or no-action relief issued or granted by the staff of the SEC.

Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

20.
Entire Agreement; Amendment.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof.  It may not be added to or changed orally, and may not be modified or rescinded, or supplemented, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC or the staff of the SEC.

21.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

22.
Anti-Money Laundering. The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti-money laundering regulation, including but not limited to that of the United States. Pursuant to Section 12 of the Agreement, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

23. Certain CEA Matters.                                           The Adviser acknowledges that the Sub-Adviser does not currently intend to register with the Commodity Futures Trading Commission (“CFTC”) as a “commodity trading advisor” under the Commodity Exchange Act of 1936, as amended (the “CEA”) with respect to the Fund in reliance upon one or more exemptions from such registration requirement. At all times during the term of this Agreement, the Adviser will (i) use its best efforts to ensure that the Fund’s trading of commodity interests satisfies the trading tests in CFTC Rule 4.5(c)(2)(iii)(A) or (B) (provided that with respect to those portions of the Fund's portfolio that are traded by other third party sub-advisers, the Advisor will be deemed to have used its best efforts if it has contractually required each such sub-adviser to comply with such trading restrictions with respect to the portion of the Fund's portfolio that it manages) and (ii) ensure that the Fund does not hold itself out to the public as being primarily engaged in investing, reinvesting, owning, holding or trading in commodity interests.  If, at any time, the Fund’s trading of commodity interests ceases to satisfy such trading tests or the Fund holds itself out to the public as being primarily engaged in investing, reinvesting, owning, holding or trading in commodity interests, then (i) the Advisor will notify the Sub-Adviser and (ii) irrespective of whether such notice is given and notwithstanding anything herein to the contrary, the Sub-Adviser may terminate this Agreement immediately upon notice to the Adviser.  The Adviser also agrees to notify the Sub-Adviser if the aggregate net notional value of the Fund's commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, exceeds 85% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.  In furtherance of the foregoing, the Adviser represents and warrants that as of the date of this Agreement and subject to the Sub-Adviser’s compliance with the investment policies and restrictions as stated in the Fund’s prospectus, the Fund has made the appropriate notification filing and affirmation filings with the National Futures Association in order for the Fund to rely on the exemption from registration under CFTC Rule 4.5.  The Sub-Adviser agrees that with respect to the Assets only (and not the Fund as a whole), the Sub-Adviser shall at all times ensure that its trading of "commodity interests," as defined in the Commodity Exchange Act, as amended, satisfies the trading tests set forth in the Commodity Futures Trading Commission Rule 4.5(c)(2)(iii)(A) or (B).  The Sub-Adviser shall notify the Adviser if the Sub-Adviser fails to comply with this requirement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT                                                        PYRAMIS GLOBAL ADVISORS, LLC
MANAGEMENT AMERICAS INC.

By:                                                                    By:

Name:  Michael J. Woods                                                 Name: Michael Palermo

Title:  President                                                                                  Title: Senior Vice President

DEUTSCHE INVESTMENT
MANAGEMENT AMERICAS INC.

By:

Name:  John Millette

Title:  Director

Appendix A
Fee Schedule
Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

DWS Diversified Market Neutral Fund	_____% of average daily net assets

EXHIBIT B

Form of Henderson Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ____ day of July, 2013, between Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) and Henderson Alternative Investment Advisor Limited (the “Sub-Adviser”).

WHEREAS, DWS Market Trust, a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated May 1, 2008, (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment adviser to DWS Diversified Market Neutral Fund (the “Fund”), which is a series of the Trust, and provides certain management services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Duties of the Sub-Adviser.  Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage that portion of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)
In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus as it relates to the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.  Notwithstanding anything to the contrary set forth herein, the Adviser acknowledges  that the Sub-Adviser is not the compliance agent for the Trust, the Fund or the Adviser, the Sub-Adviser does not have access to the Trust’s books and records relating to the Fund (including the assets managed by any other sub-advisers to the Adviser and the Fund), and that the Sub-Adviser is not responsible for meeting or monitoring the Fund’s compliance with the income and asset diversification requirements of Section 851 of the Code or the other provisions of Subchapter M of the Code applicable to the Fund.  For the avoidance of doubt, the Sub-Adviser acknowledges that with respect to the portion of the Fund’s assets entrusted to it from time to time under this Agreement, the Sub-Adviser is responsible for monitoring compliance with the Trust’s constituent documents and the Prospectus as it relates to the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each may be amended from time to time.

In addition, the Sub-Adviser agrees that with respect to the Assets, the Sub-Adviser shall at all times ensure that its trading of "commodity interests," as defined in the Commodity Exchange Act, as amended, satisfies the trading tests set forth in the Commodity Futures Trading Commission Rule 4.5(c)(2)(iii)(A) or (B).  The Sub-Adviser shall promptly notify the Adviser if the Sub-Adviser fails to comply with this requirement.

(b)
The Sub-Adviser shall determine the Assets to be purchased, retained or sold by the Fund and what portion of the Assets will be invested or held uninvested in cash.  The Sub-Adviser will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with federal securities laws.  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution.  In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any written instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).  Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund.  In no instance, however, will the Fund’s Assets knowingly be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act approved by the Adviser and the Board of Trustees.  The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust (each a “Sub-Advised Fund”).  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account.  In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time of which the Sub-Adviser is advised in writing, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected.  The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)
The Sub-Adviser shall maintain and keep all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5) [brokerage orders], (6) [non-brokerage portfolio purchases], (7) [option transactions], (9) [brokerage allocations/commissions], (10) [persons authorized to approve purchase or sale of securities] and (11) [advisory materials] and paragraph (f) [books and records required to maintained by registered investment advisers] of Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust.  The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall maintain and keep the books and records relating to the Assets required to be maintained and kept by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Corporation obtains from the SEC.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and (while it may retain copies thereof) shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).  The Sub-Adviser shall maintain and enforce industry standard security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.  For the avoidance of doubt, Sub-Adviser has no responsibility for the maintenance of the books and records of the Fund, except for those relating to its performance under this Agreement and the Assets.

(d)
The Sub-Adviser will be available to meet (which meetings may be held telephonically at the option of the Adviser) with the officers of the Adviser and the Trust’s officers and Trustees on reasonable due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.  In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time such information that the Adviser reasonably believes appropriate for this purpose in accordance with general industry standards.  From time to time as the Board of Trustees of the Trust or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request in accordance with general industry standards.  In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund pursuant to this Agreement for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures of which the Sub-Adviser is advised in writing.  Upon reasonable notice, the Sub-Adviser will make its officers and employees available to meet (which meetings may be held telephonically at the option of the Adviser) with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder (which may be provided in confidence directly to the Board of Trustees).

(e)
The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.  The Sub-Adviser shall also provide the Adviser with such information upon the written request of the Adviser.  The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser.  The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance in writing of any reports and documents which are necessary to comply with the legal requirements of the Fund.  The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request (i.e., limited in scope to the Assets) in writing in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same.  The Sub-Adviser shall not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)
In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser.  If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser has classified the Adviser and the Fund as Professional Clients as defined by, and for purposes of, the rules of the Financial Services Authority in the United Kingdom (the “FSA”), and the Adviser confirms that this classification is appropriate and will advise the Sub-Adviser if there is any change in circumstances which would impact this status.  Should the Adviser request to be treated as a retail client and the Sub-Adviser agree to such reclassification, additional protections under the FSA rules would apply to it. If the Sub-Adviser does not agree to the reclassification of the Adviser, it may terminate this Agreement in accordance with the terms set forth in Section 11 of this Agreement. The Sub-Adviser is entitled to assume that each of the Adviser and the Fund has the necessary level of experience and knowledge in order to understand the risks involved in the services provided and the transactions carried out by the Sub-Adviser on behalf of the Adviser and the Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)
The Sub-Adviser shall be responsible for corporate action elections; provided, however, that the Sub-Adviser shall not be responsible for voting proxies received with respect to securities held by the Fund, unless the Adviser, subject to concurrence and delegation by the Trust’s Board of Trustees, notifies the Sub-Adviser in writing that the Sub-Adviser shall have such responsibility.

2.
Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement.  Notwithstanding the foregoing, in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions of the Board of Trustees of the Fund, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.

(a)	The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(i)	The Trust’s Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)	By-Laws of the Trust; and

(iii)	Prospectus of the Fund.

The Adviser agrees to promptly provide the Sub-Adviser with copies of any changes, amendments, modifications or supplements to the above documents or any other document relating to the Sub-Adviser’s services hereunder.

(b)	The Sub-Adviser has furnished the Adviser with copies of each of the following documents, as applicable (and Adviser acknowledges receipt of the same):

(i)	A list of public companies and registered broker-dealers affiliated with the Sub-Adviser;

(ii)	A list of entities that are affiliated persons, or affiliated persons of affiliated persons of the Sub-Adviser;

(iii)	The Sub-Adviser’s Form ADV (including Part 2, thereof) (at least 48 hours prior to the Agreement becoming effective);

(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act; and

(v)	The Sub-Adviser’s most recent audited financial statements.

The Sub-Adviser agrees to provide the Adviser with copies of any changes, amendments, modifications or supplements to the above documents.

4.           Certain Representations and Warranties of the Sub-Adviser.

(a)
The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and is authorized and regulated by the FSA, and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement.  The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)
The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Fund’s assets it will use all reasonable efforts to adhere to the Fund’s investment objectives, policies and restrictions contained therein.

(c)
The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act.  The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)
The Sub-Adviser represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) to the best knowledge of the Sub-Adviser, any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity).  The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

(e)	The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act.  The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Fund’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.           Compliance.

(a)
The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Fund’s assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)
The Adviser agrees that it (to the extent not prohibited by applicable law or regulation) shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)
The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)
The Trust and the Adviser shall be given access to any and all records or other documents of the Sub-Adviser relating to the Assets at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients.  The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.  In connection with such cooperation as it relates to records relating to trading by employees, the Sub-Adviser shall disclose (i) any and all violations of the Sub-Adviser’s code of ethics by associated persons of the Sub-Adviser, (ii) the function of such person(s), and (iii) such person(s) involvement (if any) in the provision of services by the Sub-Adviser to the Fund pursuant to this Agreement.  The parties acknowledge that the Sub-Adviser has obligations of confidentiality with respect to its clients and employees and nothing in this Agreement shall require the Sub-Adviser to act in violation or contravention thereof.

6.           Compensation to the Sub-Adviser.

(a)
For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement.  The fee will be computed daily based on the average daily net assets of the Fund overseen by the Sub-Adviser pursuant to this Agreement and will be paid to the Sub-Adviser monthly.  Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

(b)
For purposes of this Section 6 and Appendix A, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

7.
Expenses.  The Sub-Adviser shall bear all of its expenses (excluding, but not limited to, brokerage costs and commissions, stamp duties, custodian fees, auditors’ fees or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement.  The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities, including stamp duties; currency conversion costs; leverage costs; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and the Fund’s pro rata costs associated with maintaining the Corporation’s legal existence and shareholder relations.  All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

8.
Standard of Care and Liability of Sub-Adviser.  The Sub-Adviser will not be liable for any loss sustained by reason of a mistake of law or error of judgment by the Sub-Adviser or the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement (such conduct set out in clauses (a) and (b) under Section 8, “Disqualifying Conduct”).  The Adviser acknowledges that the Sub-Adviser makes no warranty, express or implied, as to the performance or profitability of the Assets or the success of any investment strategy recommended by the Sub-Adviser.

9.           Disclosure Regarding the Sub-Adviser.

(a)
The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Trust’s registration statement, prospectus and supplements thereto and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)
The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser contained in the Trust’s registration statement, prospectus or supplements thereto that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, (iii) any reorganization or change in control of the Sub-Adviser, as defined under the 1940 Act, and (iv) any changes in the principal portfolio managers of the Assets or senior management of the Sub-Adviser.

10.
Insurance.  The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a fidelity bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

11.           Duration and Termination.

(a)
This Agreement shall remain in full force until September 30, 2014 or terminated as hereinafter provided.  Notwithstanding the foregoing, this Agreement shall continue in force from year to year thereafter only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act.

(b)
This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement.  In addition, the Adviser has the right to terminate this Agreement immediately upon notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)
If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)
This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser as follows: the Fund may effect termination of this Agreement by action of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser, and the Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

(e)	The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

12.           Confidentiality.

(a)
Each party agrees that it shall hold in strict confidence all data and information obtained from the other party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this confidentiality clause) other than in relation to its affiliates and any other party performing functions for the Fund and such party shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of such party’s counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)
The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time.  The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)
Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)
Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement.  This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.
Non-Exclusivity.  The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.  Adviser acknowledges that Sub-Adviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Assets).  In addition, advice provided by the Sub-Adviser may differ from advice given by its affiliates.  Subject to the Sub-Adviser’s code of ethics, the Advisers Act, the 1940 Act and FSA Rules, nothing in this Agreement shall prevent the Sub-Adviser or any of its affiliates in any way from purchasing or selling any securities for its or their own accounts prior to, simultaneously with, or subsequent to any recommendation or action taken with respect to the Assets.

14.           Use of Names.

(a)	The Sub-Adviser acknowledges and agrees that the name DWS (whether used by itself or in combination with other words), and abbreviations or logos associated with that name,

are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-Adviser shall use the name DWS, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to DWS, the Fund or the Trust name, or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.  The Adviser, for itself and on behalf of the Trust, acknowledges and agrees that the names “Henderson Alternative Investment Adviser” “Henderson Global Investors” and “Henderson”, and all related names, marks, and trade dress (collectively, the “Henderson Marks”), and abbreviations or logos associated with such names, are the valuable property of the Sub-Adviser and its affiliates; that the Sub-Adviser and its affiliates have the right to use such name, abbreviations and logos; and that the Adviser and Trust shall use the Henderson Marks, and associated abbreviations and logos, only in connection with the conduct of the business of the Fund for so long as this Agreement is in effect and not thereafter.  The Adviser and the Trust shall not modify the Henderson Marks.

15.	Indemnifications.

(a)
The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any breach by the Sub-Adviser of the standard of care, as set out in Section 8 of the Agreement; provided, however, that the Sub-Adviser shall not be liable under this Section 15(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Trust’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties.  The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise.  The Sub-Adviser’s agreements in this Section 15(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, directors, officers, employees and agents.  The Sub-Adviser’s agreement in this Section 15(a) shall also extend to any of the Trust’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, trustees/directors, officers, employees or agents.

(b)
The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Trust’s shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 15(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s Disqualifying Conduct.  The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise.  The Adviser’s agreements in this Section 15(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, trustees/directors, officers, employees and agents.  The Adviser’s agreements in this Section 15(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, trustees/directors, officers, employees or agents.

(c)
Promptly after receipt by a party indemnified under Section 15(a) or 15(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought (a “Proceeding”), such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party.  In case any Proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of any Proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.  Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in any Proceeding, the indemnified party shall have the right to employ separate counsel (including local counsel) and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel  if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or target of,  any such Proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall  have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such Proceeding or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof.  Regardless of whether or not the indemnifying party shall have assumed the defense of any Proceeding, the indemnified party shall not settle or compromise the Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld, and the indemnifying party shall not settle or compromise any Proceeding without the prior written consent of the indemnified party, which shall not be unreasonably withheld.

16.
Governing Law.  This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

17.
Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

18.
Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Mr. Bennett MacDougall
Chief Legal Officer
Deutsche Investment Management Americas Inc.
60 Wall Street
New York, NY 10005

and with a copy (which shall not constitute notice) to:

John Millette
Deutsche Investment Management Americas Inc.
One Beacon Street
Boston, MA 02108

To the Sub-Adviser at:

Henderson Alternative Investment Advisor Limited
201 Bishopsgate
London EC2M 3AE
United Kingdom
Attention:  Paul Graham

and with a copy (which shall not constitute notice) to:

           Henderson Alternative Investment Advisor Limited
201 Bishopsgate
London EC2M 3AE
United Kingdom
Attention:  Stephen Weston

19.
Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the SEC issued pursuant to the 1940 Act or by an written guidance or no-action relief issued or granted by the staff of the SEC.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

20.
Entire Agreement; Amendment.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof.  It may not be added to or changed orally, and may not be modified or rescinded, or supplemented, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC or the staff of the SEC.

21.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

22.
Anti-Money Laundering. The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti-money laundering regulation, including but not limited to that of the United States and under the rules of the FSA. Pursuant to Section 12 of the Agreement, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

23.
Force Majeure. Notwithstanding anything in this Agreement to the contrary contained herein, the Sub-Adviser will not be responsible or liable for its failure to perform under this Agreement or for any losses to the Adviser or the Trust resulting from any event beyond the reasonable control of the Sub-Adviser or its agents, including but not limited to, nationalization, expropriation, devaluation, seizure, or similar unusual actions by any governmental authority, de facto or de jure; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or acts of war, terrorism, insurrection or revolution; or acts of God (collectively, “Force Majeure Events”). The Sub-Adviser will endeavor to recommence performance or observance as soon as reasonably practicable following the occurrence of a Force Majeure Event, in a manner consistent with its obligations under the Advisers Act and the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT                                                       HENDERSON ALTERNATIVE
MANAGEMENT AMERICAS INC.                                         INVESTMENT ADVISOR LIMITED

By:                                                                 By:

Name:  Michael J. Woods                                                    Name: Brian Rowe

Title:  President                                                             Title: Attorney

DEUTSCHE INVESTMENT
MANAGEMENT AMERICAS INC.

By:

Name:  John Millette

Title:  Director

Appendix A
Fee Schedule
Pursuant to Section 6, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Fund	Fee Rate (as a Percentage of Average Daily Net Assets Overseen by the Sub-Adviser)

DWS Diversified Market Neutral Fund	First $50,000,000 – ______% Next $50,000,000 – ______% Thereafter – ________%

EXHIBIT C

Portfolio Managers

DWS Diversified Market Neutral Fund

Deutsche Investment Management Americas Inc.

Chris Umscheid, Director, DIMA.  Lead Portfolio Manager of the Fund.  Joined the Fund in 2013.
•	Global Head of Hedge Fund Research and Due Diligence and Member of the Global Hedge Fund Investment Committee: New York

•
Joined Deutsche Asset & Wealth Management in 2007 with 13 years of industry experience; previously, served as a Portfolio Manager for a fund of hedge funds at Wafra Investment Advisory Group, a Portfolio Manager and Director of Research at Yankee Advisers, LLC and a Senior Analyst at Phoenix Advisers Inc.  Began career as a Financial Analyst at Goldman Sachs

•	AB in Economics from Dartmouth College

Owen Fitzpatrick, CFA, Managing Director, DIMA.  Portfolio Manager of a sleeve of the Fund.  Joined the Fund in 2013.
•	Joined Deutsche Asset & Wealth Management in 1995

•
Prior to his current role as Head of U.S. Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of U.S. Equity Strategy, manager of the U.S. large cap core, value and growth portfolios, member of the U.S. Investment Committee and head of the Equity Strategy Group

•
Previous experience includes over 21 years of experience in trust and investment management.  Prior to joining Deutsche Bank in 1995, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector.  Previously he served as a portfolio manager at Manufacturer’s Hanover Trust Company

•	BA and MBA, Fordham University

Pankaj Bhatnagar, PhD, Managing Director, DIMA.  Portfolio Manager of a sleeve of the Fund.  Joined the Fund in 2013.
•	Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers

•	Portfolio Manager for the Quantitative Group: New York

•	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill

Pyramis Global Advisors, LLC

Timothy E. Heffernan, CFA, Portfolio Manager, Pyramis.  Portfolio Manager of a sleeve of the Fund.  Joined the Fund in 2013.
•	Joined Fidelity, an affiliate of Pyramis, in 1984

•
Portfolio Manager for the firm’s market neutral institutional investment strategy since 1993 and has managed market neutral strategies for institutional clients for more than 19 years.  Currently, manages the Pyramis equity market neutral strategies for more than 30 institutional clients

•	BS, Northeastern University

Henderson Alternative Investment Advisor Limited

Graham Kitchen, CFA, Head of Equities, Henderson.  Portfolio Manager of a sleeve of the Fund.  Joined the Fund in 2013.
•	Joined Henderson in 2005

•	Prior to joining Henderson, was Head of UK Equities at Threadneedle and Co-Head of Investment at Invesco Asset Management

•	First Class BA in History, Lancaster University; Masters in Modern History, Oxford University

EXHIBIT D

Fund Officers

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Robert Kendall (1974)(3) President, 2013- present(4)
Managing Director(2), Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly:  Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

Michael J. Woods (1967)(5) Executive Vice President, 2013-present(6) Board Member since 2013(6)
Managing Director(2), Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset & Wealth Management (“AWM”) Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and U.S. Regional Head of DWS Investments; formerly, Sr. V.P., Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009); CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007); Managing Director – U.S. Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006); Directorships: The Children’s Village, The Big Brothers Big Sisters Organization and The Mutual Fund Education Alliance

Paul H. Schubert (1963)(5) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director(2), Deutsche Asset & Wealth Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette (1962)(7) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset & Wealth Management
Caroline Pearson (1962)(7) Chief Legal Officer, 2010 – present	Managing Director(2), Deutsche Asset & Wealth Management; formerly Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow (1970)(5) Vice President, 2012 – present	Director(2), Deutsche Asset & Wealth Management
Hepsen Uzcan (1970)(7) Assistant Secretary, 2013 – present(6)	Vice President, Deutsche Asset & Wealth Management
Paul Antosca (1957)(7) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management

Jack Clark (1967)(7) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management
Diane Kenneally (1966)(7) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management
Robert Kloby (1962)(5) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset & Wealth Management
John Caruso (1965)(5) Anti-Money Laundering Compliance Officer, 2010 – present	Managing Director(2), Deutsche Asset & Wealth Management

________________________________________
(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.
(2) Executive title, not a board directorship.
(3) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.
(4) Effective October 3, 2013.
(5) Address:  60 Wall Street, New York, New York 10005.
(6) Effective January 9, 2013.
(7) Address: One Beacon Street, Boston, Massachusetts 02108.

EXHIBIT E

Management Fee

For all services provided under the Investment Management Agreement, the Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below.  In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during the Fund’s most recently completed fiscal year ended August 31, 2013.

Fund	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
DWS Diversified Market Neutral Fund	1.25% on first $1 billion 1.20% next $1 billion 1.15% next $1 billion 1.10% thereafter	$ 4,745,267	$ 0

For all services provided under the New Sub-Advisory Agreements, DIMA pays each Sub-Adviser a monthly fee based on the average daily net assets overseen by the Sub-Adviser.  The following sets forth, on an aggregate basis for both  Sub-Advisers, annual sub-advisory fee rates and the aggregate amount of sub-advisory fees paid by DIMA to the Sub-Advisers during the Fund’s most recently completed fiscal year ended August 31, 2013.

Fund	Aggregate Sub-Advisory Fee Rate	Aggregate Amount of Sub-Advisory Fees*
DWS Diversified Market Neutral Fund	0.70% on first $50 million 0.65% next $50 million 0.55% thereafter	$ 200,725

*Sub-advisory fees paid during the most recently completed fiscal year of the Fund represent less than two months of sub-advisory services provided by Pyramis and Henderson.  Prior to July 19, 2013, QSI served as sub-adviser to the Fund and was paid a total of $1,480,519 in sub-advisory fees by DIMA during the fiscal year ended August 31, 2013.  Total aggregate subadvisory fees paid by the Fund to all subadvisors during the fiscal year ended August 31, 2013 amounted to $1,681,244.

EXHIBIT F

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended August 31, 2013.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended August 31, 2013 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).  These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting andRegulatory Filings	$ 23,306	$ 0
DWS Investments Service Company	Transfer Agent	$ 16,358	$ 57,869
DWS Investments Distributors, Inc.	Distributor	$ 301,994	$ 4,888

EXHIBIT G

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreement, the Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee rate of 0.10%.  The following sets forth the aggregate amount of the administrative service fee paid to DIMA during the Fund’s most recently completed fiscal year ended August 31, 2013.

Fund	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
DWS Diversified Market Neutral Fund	$ 379,621	$ 0

EXHIBIT H

Shares Outstanding as of September 26, 2013

DWS Diversified Market Neutral Fund

Class                                           Shares Outstanding

Class A                                       4,304,264.65
Class C                                        1,803,921.77
Class INST                               23,795,295.21
Class S                                        8,356,497.11

EXHIBIT I

5% SHAREHOLDERS
(as of September 26, 2013)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of a Fund, except as specified below.

DWS Diversified Market Neutral Fund

Class	Name and Address of Investor	Shares	Percentage
A	American Enterprise Investment Svc 707 2nd Avenue S Minneapolis, MN 55402-2405	1,469,478.99	34.23%
A	UBS WM USA Omni Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,072,402.60	24.98%
A	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	384,376.68	8.95%
A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	237,995.49	5.54%
C	First Clearing LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	666,039.41	36.85%
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	252,442.13	13.97%
C	Merrill Lynch Pierce Fenner &Smith for the Sole Benefit of its Customers 4800 Deer Lake Dr East, 2nd Floor Jacksonville, FL 32246-6484	244,975.63	13.55%
C	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716-1100	200,437.47	11.09%
C	American Enterprise Investment Svc 707 2nd Avenue S Minneapolis, MN 55402-2405	136,098.69	7.53%
INST	State Street Bank & Trust Co Cust FBO DWS Select Alternative Allocation Fund 2 Avenue de Lafayette Boston, MA 02111-1750	10,408,287.51	43.75%

INST	State Street Bank & Trust Co Cust FBO DWS Alternative Asset Allocation Fund 2 Avenue de Lafayette Boston, MA 02111-1750	10,196,618.71	42.86%
INST	State Street Bank & Trust Co Cust FBO DWS Alternative Asset Allocation VIP 2 Avenue de Lafayette Boston, MA 02111-1750	1,437,556.41	6.04%
S	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	1,421,669.62	17.03%
S	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	1,104,282.90	13.23%
S	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	622,987.59	7.46%
S	Merrill Lynch Pierce Fenner &Smith for the Sole Benefit of its Customers 4800 Deer Lake Dr East, 2nd Floor Jacksonville, FL 32246-6484	529,442.93	6.34%

DWS MARKET TRUST
DWS DIVERSIFIED MARKET NEUTRAL FUND
(formerly, DWS Disciplined Market Neutral Fund)

345 Park Avenue, New York, New York 10154
Telephone:  1-800-728-3337

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice presents only an overview of the more complete Information Statement that is available to you on the internet relating to DWS Diversified Market Neutral Fund, a series of DWS Market Trust (the “Fund”).  We encourage you to access and review all of the information contained in the Information Statement.  The Information Statement is purely for informational purposes.  You are not being asked to vote or take action in any matter.

The following information is available to be viewed:  Information Statement dated October 9, 2013

The Information Statement provides details of a recent sub-adviser change for the Fund.  The Board of Trustees of the Fund (the “Board”) approved new sub-advisory agreements on behalf of the Fund between Deutsche Investment Management Americas Inc. (“DIMA”) and each of Pyramis Global Advisors, LLC (“Pyramis”) and Henderson Alternative Investment Advisor Limited (“Henderson”).  Pyramis, Henderson and a team of portfolio managers from DIMA assumed day-to-day management of the Fund on July 19, 2013.

DIMA and the Fund have received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission that permits DIMA, subject to Board approval, to select sub-advisers to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisers, each without obtaining shareholder approval.  Under conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about the new sub-advisers within 90 days of the hiring of a new sub-adviser.  The Exemptive Order permits the mailing of this Notice advising you of the online availability of the Information Statement.

The Information Statement will be available to review and print at the following website until at least January 10, 2014: https://www.dws-investments.com/EN/resources/for-investors.jsp.  A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Fund at 800-728-3337.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.  There is no charge to you for requesting a copy.